Short-Term Borrowings	12 Months Ended
Dec. 31, 2024
Short-Term Borrowings [Abstract]
Short-Term Borrowings

Note 9 — Short-term Borrowings

As of December 31, 2023, total short-term borrowings outstanding was $110,000 representing a loan owed to a minority shareholder, the loan bears no interest.

In May 2024, a subsidiary of the Company borrowed a short-term revolving loan in a principal of approximately $644,000 (HKD 5 million) from a third-party lender, due on July 31, 2024 at the interest rate of 5.83% per annum. The Company's CEO provided personal guarantee as collateral. This loan was fully repaid and subsequently reborrowed for the same amount in July 2024. For the year ended December 31, 2024, the Company recorded approximately $22,000 in interest expenses related to this borrowing. The outstanding principal and accrued interest were fully settled in January 2025.

In May 2024, a subsidiary of the Company obtained another short-term revolving loan with an aggregate principal amount of approximately $2,575,000 (HKD 20 million) from a third-party lender. The loan carries an annual interest rate of 15% and matures in May 2025. As of December 31, 2024, the outstanding principal amount was approximately $2,506,000, with accrued interest totaling approximately $146,000. The outstanding principal and accrued interest were fully settled in March 2025.